Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND GUARANTY

This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND GUARANTY, dated as of April 3, 2021 (this “Amendment”), is by and among INVITAE CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto, and PERCEPTIVE CREDIT HOLDINGS III, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). Reference is made to the Credit Agreement and Guaranty, dated as of October 2, 2020, among the Borrower, certain subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended by this Amendment.

RECITALS

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT; OTHER AGREEMENTS

SECTION 1.01. Amendments to the Credit Agreement. As of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating each of the following definitions to read as follows:

“‘Excluded Subsidiary’ means (i) any non-wholly owned Subsidiary with respect to which the grant of a security interests and Lien upon, and pledge to the Secured Parties of, the properties and assets of such non-wholly owned Subsidiary to secure the Obligations (and any guaranty thereof) are prohibited by, or would give any third-party (other than any Obligor or any of its Subsidiaries) the right to terminate its obligations under such non-wholly owned Subsidiary’s Organic Documents for so long as such Organic Documents are in effect; provided that such prohibition or termination right was not put into effect in contemplation of this Agreement, (ii) any Specified Netherlands Subsidiary, (iii) any Immaterial Subsidiary, (iv) any 956 Subsidiary, (v) any Subsidiary formed solely for the purpose of consummating a Permitted Acquisition at all times prior to the consummation of such Permitted Acquisition, (vi) for a period of one hundred eighty (180) days after the Closing Date, each of CombiMatrix Molecular Diagnostics, Inc., Jungla LLC and Clear Genetics, LLC; provided that if any such Subsidiary is not liquidated, wound up or dissolved or merged with and into any Obligor prior to the end of such one hundred eighty (180) day period pursuant to the terms of Section 9.03(f), such Subsidiary shall cease to constitute an Excluded Subsidiary pursuant to this clause (vi) and shall be required to become an Obligor pursuant to the terms of Section 8.12(a), or (vii) for a period of two hundred ten (210) days after the Closing Date, CombiMatrix Corporation; provided that if such Subsidiary is not liquidated, wound up or dissolved or merged with and into any Obligor prior to the end of such two hundred ten (210) day period pursuant to the terms of Section 9.03(f), such Subsidiary shall cease to constitute an Excluded Subsidiary pursuant to this clause (vii) and shall be required to become an Obligor pursuant to the terms of Section 8.12(a).”

“‘Maturity Date’ means the earlier of (i) June 1, 2024 if, at such time, the 2024 Notes are outstanding and are due to mature on September 1, 2024; provided that if, prior to June 1, 2024, the maturity of at least eighty percent (80%) of the 2024 Notes is extended to a date that is later than September 1, 2024, the Maturity Date that would otherwise occur as a result of this clause (i) shall automatically be deemed extended to the date that is ninety (90) days prior to such 2024 Notes’ maturity date (as extended), and (ii) June 1, 2025.”

(b)    Section 9.01(r) of the Credit Agreement is hereby amended and restated to read as follows:

“(r)    other Subordinated Indebtedness or Permitted Convertible Indebtedness in an aggregate principal amount not exceeding, at any time of determination, an amount equal to $1,500,000,000 minus the aggregate principal amount of the 2024 Notes and any Permitted Refinancings thereof outstanding at such time pursuant to Section 9.01(b);”

(c)    Section 9.03(f) of the Credit Agreement is hereby amended and restated to read as follows:

“(f)    the liquidation, winding up or dissolution of (i) any Excluded Subsidiary described in clauses (vi) or (vii) of the definition thereof within the time period described therein to the extent such Subsidiary has assigned and transferred all or substantially all of its property to an Obligor, and (ii) with prior written notice to the Administrative Agent in the case of any Subsidiary Guarantor (other than Singular Bio, Inc. and Good Start Genetics, Inc. for which no prior notice shall be required), any Subsidiary Guarantor that has assigned and transferred all or substantially all of its property to any other Obligor.”

SECTION 1.02. Other Agreements. Notwithstanding the terms of Section 8.12(a) of the Credit Agreement, prior to May 15, 2021, the Borrower shall take each action described in Section 8.12(a) of the Credit Agreement to cause Reference Genomics, LLC (d/b/a One Codex), a Delaware limited liability company and newly acquired wholly-owned Subsidiary of the Borrower, to become an Obligor.

ARTICLE II

ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND

REPRESENTATIONS AND WARRANTIES

SECTION 2.01. Each Obligor confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Obligor under each Loan Document to which such Obligor is a party shall not be impaired and each Loan Document to which such Obligor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

SECTION 2.02. Each Obligor hereby acknowledges and agrees that the Guaranteed Obligations will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment.

SECTION 2.03. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Obligor party hereto represents and warrants to the Administrative Agent and the Lenders party hereto that as of the date hereof, each of the following statements are true and correct:

(a)    The representations and warranties made by each Obligor party hereto in each Loan Document are true and correct in all material respects as if made on and as of such date (or in the case of any representation or warranty qualified by materiality, Material Adverse Effect or similar qualification, true and correct in all respects) unless stated to relate solely to an earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date; provided that such representation and warranties shall be made subject to, and the schedules to the Loan Documents shall be supplemented and amended by, the disclosures set forth on the Schedule attached hereto.

(b)    The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, by each Obligor party hereto has been duly authorized by all necessary corporate or other organizational action on the part of such Obligor and this Amendment and the Credit Agreement as amended hereby each constitutes a legal, valid and binding agreement of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)    The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, in each case by any Obligor party hereto, does not (i) violate or conflict with any material Law applicable to any Obligor, (ii) result in the creation of any Lien (other than Permitted Liens) on any asset of such Obligor or any of its Subsidiaries or (iii) violate, or result in a default under, any Material Agreement binding upon such Obligor or any of its Subsidiaries to the extent such violation or default could reasonably be expected to result in a Material Adverse Effect.

(d)    No authorization or approval or other action by, and no notice or filing with, any Governmental Authority or any other Person (other than those that have been duly obtained or made and which are in full force and effect) is required for the due execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby, in each case by each Obligor party hereto.

(e)    Immediately before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

ARTICLE III

CONDITIONS PRECEDENT

SECTION 3.01. Conditions to Effectiveness of this Amendment. This Amendment shall become effective only upon, and shall be subject to, the prior or simultaneous satisfaction or waiver of each of the following conditions precedent in a manner reasonably satisfactory to the Administrative Agent (the date satisfaction of such conditions being referred to as the “Amendment Effective Date”):

(a)    Executed Amendment.    The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and each of the Lenders.

(b)    Representations and Warranties. The statements, representations and warranties contained in Section 2 above shall each be true and correct, both immediately before and after giving effect to this Amendment, and the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, addressed to it and the Lenders and certifying as to the foregoing.

(c)    Costs and Expenses, Etc. The Administrative Agent shall have received for its account and the account of each Lender all reasonable and documented fees, costs and expenses due and payable to them pursuant to Section 14.03 of the Credit Agreement (including the Administrative Agent’s and each Lender’s reasonable and documented legal fees and out-of-pocket expenses).

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Governing Law; Jurisdiction; Jury Trial. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York. The jurisdiction and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Credit Agreement, respectively, are incorporated herein by reference mutatis mutandis.

SECTION 4.02. Effect of Amendment.

(a)    On and after the Amendment Effective Date, each reference in any Loan Document (other than this Amendment) to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. The Obligors party hereto agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and other Loan Documents shall, except as expressly set forth in this Amendment, remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, waivers, consents and modifications set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified, waived or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, or a waiver of any Default or Event of Default or non-compliance with any term or condition contained in the Credit Agreement. Except as expressly set forth in this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any holder of the Administrative Agent or any Lender under any Loan Document or applicable Law, nor constitute a waiver of any provision of the Credit Agreement except as expressly set forth herein.

SECTION 4.03. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or the other Loan Documents.

SECTION 4.04. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

SECTION 4.05. Binding Nature. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

SECTION 4.06. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

SECTION 4.07. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

SECTION 4.08. Integration. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understanding, oral or written, relating to the subject matter hereof.

SECTION 4.09. Waiver and Release.

(a)    EFFECTIVE AS OF THE DATE HEREOF, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER REPRESENTS AND WARRANTS THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, ITS OBLIGATIONS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER:

(i) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(ii) FOREVER RELEASES, RELIEVES, AND DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER ARISING AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE DATE THAT WAS NINETY (90) DAYS PRIOR TO THE DATE HEREOF THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(b)    IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE BORROWER ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT KNOWS OR BELIEVES TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE BORROWER, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(c)    THE BORROWER COVENANTS AND AGREES NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANTS AND AGREES THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(d)    THE BORROWER REPRESENTS AND WARRANTS TO THE RELEASED PARTIES THAT IT HAS NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(e)    THE BORROWER ACKNOWLEDGES THAT IT HAS HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND PRINCIPLES OF COMMON LAW THAT HAVE SIMILAR EFFECT.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date hereof.

BORROWER

INVITAE CORPORATION

By	/s/ Shelly Guyer
Name: Shelly Guyer
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS

GENETIC SOLUTIONS, LLC

By	/s/ Shelly Guyer
Name: Shelly Guyer
Title: Chief Financial Officer

GOOD START GENETICS, INC.

By	/s/ Shelly Guyer
Name: Shelly Guyer
Title: Chief Financial Officer

OMMDOM INC.

By	/s/ Shelly Guyer
Name: Shelly Guyer
Title: Chief Financial Officer

SINGULAR BIO, INC.

By	/s/ Tom Brida
Name: Tom Brida
Title: President

YOUSCRIPT, LLC

By	/s/ Tom Brida
Name: Tom Brida
Title: President

ARCHERDX, LLC

By	/s/ Tom Brida
Name: Tom Brida
Title: Secretary and General Counsel

ARCHERDX CLINICAL SERVICES, INC.

By	/s/ Tom Brida
Name: Tom Brida
Title: Secretary and General Counsel

PERCEPTIVE CREDIT HOLDINGS III, LP, as the Administrative Agent and a Lender

By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner

By	/s/ Sandeep Dixit
Name: Sandeep Dixit
Title: Chief Credit Officer

By	/s/ Sam Chawla
Name: Sam Chawla
Title: Portfolio Manager